Scottish Annuity & Life Insurance Company (Cayman) Ltd. Pro Forma Financial
Statements

Unaudited Pro Forma Balance Sheet as of September 30, 2004.....................1

Unaudited Pro Forma Statement of Income for the nine months ended September
30, 2004.......................................................................2

Unaudited Pro Forma Statement of Income for the year
ended December 31, 2003........................................................3

               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
                        CONSOLIDATED STATEMENTS OF INCOME

     The following unaudited pro forma consolidated balance sheet as of
September 30, 2004 presents the financial position of Scottish Annuity & Life
Insurance Company (Cayman) Ltd. (SALIC) as if the acquisition of ING Individual
Re Business (Individual Life) had occurred on September 30, 2004. The unaudited pro forma combined balance sheet should be read in conjunction with the notes to the Unaudited Pro Forma Consolidated Balance Sheet and Consolidated
Statements of Income and with the historical consolidated financial statements and related notes included elsewhere in this Offering Circular. The unaudited pro forma combined balance sheet is not intended to be indicative of the combined financial position that would have been reported if the acquisition had occurred at September 30, 2004 nor does it purport to be indicative of the combined financial position which may be reported in the future.

                                                                            AS OF SEPTEMBER 30, 2004
                                                                                 (IN MILLIONS)
                                                        ----------------------------------------------------------------
                                                                         INDIVIDUAL                          PRO-FORMA
                                                            SALIC           LIFE          ADJUSTMENTS         COMBINED
                                                        -------------   ------------   -----------------   -------------

ASSETS
Cash and investments ................................    $  2,948.4      $  1,844.8       $    (53.1)(1)    $  4,740.1
Funds withheld at interest ..........................       1,478.9              --               --           1,478.9
Amount recoverable from reinsurers ..................         676.6              --               --             676.6
Other assets.........................................       1,168.0           870.0           (666.0)(2)       1,372.0
                                                         ----------      ----------       ----------        ----------
 Total assets .......................................    $  6,271.9      $   2714.8       $   (719.1)       $  8,267.6
                                                         ==========      ==========       ==========        ==========
LIABILITIES
Reserves for future policy benefits .................    $  1,451.5      $  1,511.7       $     24.3 (3)    $  2,987.5
Interest sensitive contract liabilities .............       3,136.9              --               --           3,136.9
Other liabilities ...................................         867.2           229.7             50.0 (4)       1,146.9
                                                         ----------      ----------       ----------        ----------
 Total liabilities ..................................       5,455.6         1,741.4             74.3           7,271.3

Minority interest ...................................           9.5              --               --               9.5
Shareholders equity .................................         806.8           973.4           (793.4)(5)         986.8
                                                         ----------      ----------       ----------        ----------
 Total liabilities and shareholders' equity .........    $  6,271.9      $  2,714.8       $   (719.1)       $  8,267.6
                                                         ==========      ==========       ==========        ==========

----------
(1)   The adjustment to investments and cash and other assets includes $180 million of proceeds from the securities issued to the Cypress entities and $50 million in proceeds from the issuance of the trust preferred securities. The additional amounts are offset by an adjustment for cash and investments that were not transferred over from Individual Life as a result of this transaction.

(2)   This represents a write-off of the historical deferred acquisition costs as of September 30, 2004 and certain assets that were not transferred over from Individual Life as a result of this transaction.

(3)   Policy and claims reserves were adjusted to balances valued in accordance with US GAAP as of September 30, 2004.

(4)   This represents the issuance of $50 million in trust preferred securities.

(5)   This represents various changes to equity as a result of these transactions. Pro forma combined shareholders' equity includes $180 million in equity raised from the Cypress entities.

                                        1

               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
                        CONSOLIDATED STATEMENTS OF INCOME

     The following unaudited pro forma consolidated statements of operation for the nine month period ended September 30, 2004 presents operating results of
Scottish Annuity & Life Insurance Company (Cayman) Ltd. (SALIC) as if the
acquisition of ING Individual Re Business (Individual Life) had occurred on
January 1, 2004. The unaudited pro forma combined statement of income should be read in conjunction with the notes to the Unaudited Pro Forma Consolidated
Balance Sheet and Consolidated Statements of Income and with the historical consolidated financial statements and related notes included elsewhere in this
Offering Circular. The unaudited pro forma combined statement of income is not intended to be indicative of the combined results of operations that would have been reported if the acquisition had occurred at January 1, 2004 nor does it purport to be indicative of combined results of operations which may be reported in the future.

                                                                       NINE MONTHS ENDED SEPTEMBER 30, 2004
                                                                                   (IN MILLIONS)
                                                           -------------------------------------------------------------
                                                                          INDIVIDUAL                         PRO-FORMA
                                                              SALIC          LIFE          ADJUSTMENTS        COMBINED
                                                           -----------   ------------   ----------------   -------------

Premium earned, net ....................................    $  368.0      $   874.5        $                $  1,242.5
Investment income, net .................................       151.3          103.2            (40.6)(1)         213.9
Other income ...........................................         4.4             --               --               4.4
                                                            --------      ---------        ---------        ----------
                                                               523.7          977.7            (40.6)          1,460.8
Claims and other benefits ..............................       278.3          654.2            (36.9)(2)         895.6
Interest credited to interest sensitive contract
 liabilities ...........................................        77.3             --               --              77.3
Acquisition costs and other insurance expenses, net.....       105.2          421.1           (228.7)(3)         297.6
Operating expenses .....................................        40.3           42.2             13.5 (4)          96.0
Interest expense .......................................         2.9             --              2.1 (5)           5.0
                                                            --------      ---------        ---------        ----------
                                                               504.0        1,117.5           (250.0)
Income (loss) before income taxes and minority
 interest ..............................................        19.7         (139.8)           209.4              89.3
Income tax provision benefit ...........................        (5.4)         (48.9)            62.8 (6)           8.5
                                                            --------      ---------        ---------        ----------
Income (loss) before minority interest .................        25.1          (90.9)           146.6              80.8
Minority interest ......................................         0.4             --               --               0.4
                                                            --------      ---------        ---------        ----------
Net income (loss) ......................................    $   24.7      $   (90.9)       $   146.6        $     80.4
                                                            ========      =========        =========        ==========

----------
(1)   The adjustment to investment income represents a deduction for income from derivative financial instruments included in the Individual Life business. We did not acquire and would not have invested in these derivative financial instruments. In addition we have adjusted the investment income for changes in the asset base of the Individual Life business upon its acquisition. We have not adjusted investment income to include income on the $50 million in proceeds from the issuance of the trust preferred securities and $180 million from the sale of common stock to the Cypress entities. We estimate that additional investment income on these proceeds would have amounted to $10 million had the transactions occurred at January 1, 2004.

(2)   Policy and claims reserves were adjusted to balances valued in accordance with US GAAP as of January 1, 2004.

(3)   This adjustment represents the capitalization of deferred acquisition costs of new business had we written it as of January 1, 2004 adjusted by the write-off of the historical deferred acquisition costs.

(4)   Additional transitional expenses and letter of credit fees would be required under this transaction. We have not reduced operating expenses by $6 million in anticipated saving of expenses due to the elimination of duplicated costs primarily in personnel and information technology.

(5)   This adjustment represents the interest expense we would have to pay holders of the $50 million trust preferred securities at 5.5% had we issued them as of January 1, 2004.

(6)   This adjustment increases the income tax provision to actual based on the effective income tax rate of SALIC.

                                        2

               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
                        CONSOLIDATED STATEMENTS OF INCOME

     The following unaudited pro forma consolidated statements of operation for the year ended December 31, 2003 presents operating results of Scottish Annuity
& Life Insurance Company (Cayman) Ltd. (SALIC) as if the acquisition of ING
Individual Re Business (Individual Life) had occurred on January 1, 2003. The unaudited pro forma combined statement of income should be read in conjunction with the notes to the Unaudited Pro Forma Consolidated Balance Sheet and
Consolidated Statements of Income and with the historical consolidated financial statements and related notes included elsewhere in this Offering
Circular. The unaudited pro forma combined statement of income is not intended to be indicative of the combined results of operations that would have been reported if the acquisition had occurred at January 1, 2003 nor does it purport to be indicative of combined results of operations which may be reported in the future.

                                                                            YEAR ENDED DECEMBER 31, 2003
                                                                                    (IN MILLIONS)
                                                            -------------------------------------------------------------
                                                                           INDIVIDUAL                         PRO-FORMA
                                                               SALIC          LIFE          ADJUSTMENTS        COMBINED
                                                            -----------   ------------   ----------------   -------------

Premium earned, net .....................................    $  266.1      $   911.5        $      --        $  1,177.6
Investment income, net ..................................       137.6           99.2            (17.2)(1)         219.6
Other income ............................................        12.5            1.3               --              13.8
                                                             --------      ---------        ---------        ----------
                                                                416.2        1,012.0            (17.2)          1,411.0
Claims and other benefits ...............................       192.8          828.3           (138.3)(2)         882.8
Interest credited to interest sensitive contract
 liabilities ............................................        89.0             --               --              89.0
Acquisition costs and other insurance expenses, net......        91.8          189.3              4.0 (3)         285.1
Operating expenses ......................................        32.7           46.1             12.2 (4)          91.0
Interest expense ........................................         1.2             --              2.8 (5)           4.0
                                                             --------      ---------        ---------        ----------
                                                                407.5        1,063.7           (119.3)          1,351.9
Income (loss) before income taxes and minority
 interest ...............................................         8.7          (51.7)           102.1              59.1
Income tax provision (benefit) ..........................       (13.4)         (18.1)            28.1 (6)          (3.4)
                                                             --------      ---------        ---------        ----------
Income (loss) before minority interest ..................        22.1          (33.6)            74.0              62.5
Minority interest .......................................         0.1             --               --               0.1
                                                             --------      ---------        ---------        ----------
Income (loss) before cumulative effect of change in
 accounting .............................................        22.0          (33.6)            74.0              62.4
Cumulative effect of change in accounting principle .....       (19.5)            --               --             (19.5)
                                                             --------      ---------        ---------        ----------
Net income (loss) .......................................    $    2.5      $   (33.6)       $    74.0        $     42.9
                                                             ========      =========        =========        ==========

----------
(1)   The adjustment to investment income represents a deduction for income from derivative financial instruments included in the Individual Life business. We did not acquire and would not have invested in these derivative financial instruments. In addition we have adjusted the investment income for changes in the asset base of the Individual Life business upon its acquisition. We have not adjusted investment income to include income on the $50 million in proceeds from the issuance of the trust preferred securities and $180 million from the sale of common stock to the Cypress entities. We estimate that additional investment income on these proceeds would have amounted to $13 million had the transactions occurred at January 1, 2003.

(2)   Policy and claims reserves were adjusted to balances valued in accordance with US GAAP as of January 1, 2003.

(3)   This adjustment represents the capitalization of deferred acquisition costs of new business had we written it as of January 1, 2003 adjusted by the write-off of the historical deferred acquisition costs.

(4)   Additional transitional expenses and letter of credit fees would be required under this transaction. We have not reduced operating expenses by $6 million in anticipated saving of expenses due to the elimination of duplicated costs primarily in personnel and information technology.

(5)   This adjustment represents the interest expense we would have to pay holders of the $50 million trust preferred securities at 5.5% had we issued them as of January 1, 2003.

(6)   This adjustment increases the income tax provision to actual based on the effective income tax rate of SALIC.

                                        3